Exhibit 99.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005
Date of Issuance August 3, 2005
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of
FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotel®, Fairfield Inn®, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Sheraton®, Sheraton Suites®, Staybridge Suites®, Walt Disney World®, Worlds of Fun® and Westin®.
With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and increased security precautions, the impact that the bankruptcy of one or more major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

CORPORATE DATA
About the Company
In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At June 30, 2005, FelCor was one of the nation’s largest lodging REIT’s and the nation’s largest owner of full service, all-suite hotels. FelCor’s portfolio was comprised of 135 consolidated hotels, including 133 hotels in continuing operations and two hotels that were classified as “held for sale” and included in discontinued operations. For the 133 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. FelCor also owned 50% joint venture interests in five hotels whose operations were accounted for using the equity method. FelCor owned 69 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. FelCor’s portfolio also included 61 hotels in the upscale and full service segments. The Company’s hotels were located in 31 states and Canada. FelCor had a market capitalization of approximately $3.2 billion at June 30, 2005.
Strategy
FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.
Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B-	CCC
Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)
8% Series C Cumulative Redeemable Preferred Stock (NYSE:FCHPRC)
Fiscal Year End
December 31
Number of employees
71
Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact Stephen A. Schafer Vice President of Investor Relations (972) 444-4912 sschafer@felcor.com	Media Contact Monica L. Hildebrand Vice President of Communications (972) 444-4917 mhildebrand@felcor.com
Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Board of Directors
Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group
Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated
Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC
Richard S. Ellwood
President, R.S. Ellwood and Co., Inc.
Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.
David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company
Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International
Robert H. Lutz, Jr.
President, RL Investments, Inc.
Robert A. Mathewson
President, RGC, Inc.
Michael D. Rose
Chairman, Gaylord Entertainment Company
Executive Officers
Thomas J. Corcoran, Jr., President and Chief Executive Officer
Richard A. Smith, Executive Vice President and Chief Financial Officer
Michael A. DeNicola, Executive Vice President and Chief Investment Officer
Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary
Jack Eslick, Senior Vice President, Director of Asset Management
Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer
June C. McCutchen, Senior Vice President, Director of Design and Construction
Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel
Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Deutsche Bank North America	Marc J. Falcone	(212) 469-7417

Friedman, Billings, Ramsey, & Co.	Gustavo Sarago	(703) 469-1042

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan Securities	Harry C. Curtis	(212) 622-6610

Legg Mason Wood Walker, Inc.	Rod F. Petrik	(410) 454-4131

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Prudential Equity Group, LLC	James W. Sullivan	(212) 778-2515

Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-7777

UBS (US)	William B. Truelove	(212) 713-3098

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

FINANCIAL HIGHLIGHTS
Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	June 30,	December 31,
	2005	2004
Total Enterprise Value
Common shares outstanding	60,164	59,817
Units outstanding	2,788	2,788

Combined shares and units outstanding	62,952	62,605
Common stock price at end of period	$14.48	$14.65

Common equity capitalization	$911,545	$917,163
Series A preferred stock	309,362	309,362
Series B preferred stock	34,395	169,395
Series C preferred stock	135,000	—
Consolidated debt	1,743,420	1,767,122
Minority interest of consolidated debt	(8,221)	(5,618)
Pro rata share of unconsolidated debt	103,839	109,146
Cash and cash equivalents	(124,945)	(119,310)

Total enterprise value (TEV)	$3,104,395	$3,147,260

TEV per room(a)	$86	$84
Pro rata rooms owned	36,061	37,338

Dividends Per Share
Dividends declared (quarter ended):
Series A preferred stock	$0.4875	$0.4875
Series B preferred stock (depositary shares)	0.5625	0.5625
Series C preferred stock (depositary shares)(b)	0.6333	—

Selected Balance Sheet Data
Investment in hotels, at cost(c)	$3,887,365	$3,904,397
Total cash and cash equivalents	124,945	119,310
Total assets	3,294,836	3,317,658
Total debt	1,743,420	1,767,122
Total stockholders’ equity	1,309,272	1,330,323
Total stockholders equity less preferred equity	830,515	851,566
Book value per common share outstanding	13.80	14.24

(a)	Based on pro rata rooms owned.

(b)	The dividend declared on the Series C preferred stock is pro rated to reflect the accrual of dividends from the date of issuance of such shares. The recurring quarterly dividend payment on the Series C preferred stock is $0.5000 per depositary share.

(c)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation).

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Revenues:
Hotel operating revenue:
Room	$262,294	$241,784	$500,837	$466,622
Food and beverage	47,154	45,021	88,810	85,194
Other operating departments	16,105	15,640	30,834	30,624
Retail space rental and other revenue	120	180	276	425

Total revenues	325,673	302,625	620,757	582,865

Expenses:
Hotel departmental expenses:
Room	67,105	63,661	128,721	123,352
Food and beverage	35,856	35,275	68,748	67,676
Other operating departments	8,142	7,869	15,367	15,231
Other property related costs	89,903	84,240	177,841	167,230
Management and franchise fees	16,887	15,863	31,687	30,179
Taxes, insurance and lease expense	32,524	29,628	63,341	59,543
Corporate expenses	4,728	4,380	9,269	7,742
Depreciation	30,485	28,027	60,093	56,503
Asset disposition costs	—	—	650	—

Total operating expenses	285,630	268,943	555,717	527,456

Operating income	40,043	33,682	65,040	55,409
Interest expense, net	(33,471)	(39,203)	(66,170)	(79,797)
Charge-off of deferred financing costs	—	(3,944)	—	(4,174)
Impairment	(732)	—	(732)	—
Loss on early extinguishment of debt	—	(28,246)	—	(28,246)
Gain on swap termination	—	1,005	—	1,005

Income (loss) before equity in income from unconsolidated entities, minority interests and gain on sale of assets	5,840	(36,706)	(1,862)	(55,803)
Equity in income from unconsolidated entities	3,837	2,691	4,968	3,673
Minority interests	111	1,617	975	2,764
Gain on sale of assets	389	—	389	—

Income (loss) from continuing operations	10,177	(32,398)	4,470	(49,366)
Discontinued operations	174	725	(2,133)	(3,006)

Net income (loss)	10,351	(31,673)	2,337	(52,372)
Preferred dividends	(9,809)	(8,970)	(19,900)	(15,696)
Issuance costs of redeemed preferred stock	(5,198)	—	(5,198)	—

Net loss applicable to common stockholders	$(4,656)	$(40,643)	$(22,761)	$(68,068)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.08)	$(0.70)	$(0.35)	$(1.10)

Net loss	$(0.08)	$(0.69)	$(0.38)	$(1.15)

Weighted average common shares outstanding	59,404	58,950	59,363	58,952

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Discontinued Operations
(in thousands)
          Included in discontinued operations are the results of operations of the 18 hotels disposed of in 2004, two hotels designated as held for sale at June 30, 2005, and nine hotels disposed of in the first six months of 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Operating revenue	$6,166	$32,811	$14,240	$68,186
Operating expenses	5,710	31,114	15,118	70,154

Operating income (loss)	456	1,697	(878)	(1,968)
Direct interest costs, net	(40)	(534)	(581)	(1,060)
Impairment loss	—	—	(559)	—
Loss on sale of assets	(234)	(1,214)	(214)	(941)
Minority interests	(8)	776	99	963

Income (loss) from discontinued operations	174	725	(2,133)	(3,006)
Depreciation	300	2,144	1,189	4,562
Minority interest in FelCor LP	8	37	(99)	(154)
Interest expense	40	536	583	1,064

EBITDA from discontinued operations	522	3,442	(460)	2,466
Loss on sale of assets	234	1,214	214	941
Impairment loss	—	—	559	—
Asset disposition costs	—	—	650	4,900

Adjusted EBITDA from discontinued operations	$756	$4,656	$963	$8,307

Non-GAAP Financial Measures
          We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended June 30,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income (loss)	$10,351			$(31,673)
Preferred dividends	(9,809)			(8,970)
Issuance costs of redeemed preferred stock	(5,198)			—

Net loss applicable to common stockholders	(4,656)	59,404	$(0.08)	(40,643)	58,950	$(0.69)
Depreciation from continuing operations	30,485		0.51	28,027		0.47
Depreciation from unconsolidated entities and discontinued operations	2,604		0.04	3,991		0.07
Loss (gain) on sale of assets	(155)		(0.00)	1,214		0.02
Minority interest in FelCor LP	(216)	2,788	(0.02)	(2,078)	3,033	(0.02)
Conversion of options and unvested restricted stock	—	339	—	—		—

FFO	28,062	62,531	$0.45	(9,489)	61,983	(0.15)
Charge off of deferred debt costs	—		—	3,944		0.06
Early extinguishment of debt	—			28,246		0.46
Impairment	732		0.01	—		—
Issuance costs of redeemed preferred stock	5,198		0.08	—		—
Gain on swap termination	—		—	(1,005)		(0.02)

Adjusted FFO	$33,992	62,531	$0.54	$21,696	61,983	$0.35

	Six Months Ended June 30,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income (loss)	$2,337			$(52,372)
Preferred dividends	(19,900)			(15,696)
Issuance costs of redeemed preferred stock	(5,198)			—

Net loss applicable to common stockholders	(22,761)	59,363	$(0.38)	(68,068)	58,952	$(1.15)
Depreciation from continuing operations	60,093		1.01	56,503		0.96
Depreciation from unconsolidated entities and discontinued operations	5,758		0.10	8,182		0.14
Loss (gain) on sale of assets	(175)		0.00	941		0.02
Minority interest in FelCor LP	(1,059)	2,788	(0.06)	(3,485)	3,033	(0.07)
Conversion of options and unvested restricted stock	—	319		—

FFO	41,856	62,470	0.67	(5,927)	61,985	(0.10)
Charge off of deferred debt costs	—			4,174		0.07
Early extinguishment of debt	—			28,246		0.46
Issuance costs of redeemed preferred stock	5,198		0.08	—		—
Asset disposition costs	1,300		0.02	4,900		0.08
Gain on swap termination	—		—	(1,005)		(0.02)
Impairment	1,291		0.02	—		—

Adjusted FFO	$49,645	62,470	$0.79	$30,388	61,985	$0.49

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Net income (loss)	$10,351	$(31,673)	$2,337	$(52,372)
Depreciation from continuing operations	30,485	28,027	60,093	56,503
Depreciation from unconsolidated entities and discontinued operations	2,604	3,991	5,758	8,182
Minority interest in FelCor Lodging LP	(216)	(2,078)	(1,059)	(3,485)
Interest expense	34,273	39,798	67,614	81,114
Interest expense from unconsolidated entities and discontinued operations	1,687	1,943	4,007	3,791
Amortization expense	755	519	1,352	1,022

EBITDA	79,939	40,527	140,102	94,755
Charge off of deferred debt costs	—	3,944	—	4,174
Early extinguishment of debt	—	28,246	—	28,246
Asset disposition costs	—	—	1,300	4,900
Loss (gain) on sale of assets	(155)	1,214	(175)	941
Gain on swap termination	—	(1,005)	—	(1,005)
Impairment	732	—	1,291	—

Adjusted EBITDA	80,516	72,926	142,518	132,011
Adjusted EBITDA from discontinued operations	(756)	(4,656)	(963)	(8,307)

Same-Store EBITDA	$79,760	$68,270	$141,555	$123,704

Hotel Operating Profit and Hotel Operating Margin
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Total revenue	$325,673	$302,625	$620,757	$582,865
Retail space rental and other revenue	(120)	(180)	(276)	(425)

Hotel revenue	325,553	302,445	620,481	582,440
Hotel operating expenses	(250,417)	(236,536)	(485,705)	(463,211)

Hotel operating profit	$75,136	$65,909	$134,776	$119,229

Hotel operating margin	23.1%	21.8%	21.7%	20.5%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Hotel departmental expenses:
Room	$67,105	$63,661	$128,721	$123,352
Food and beverage	35,856	35,275	68,748	67,676
Other operating departments	8,142	7,869	15,367	15,231

Other property related costs:
Administrative and general	29,406	27,874	57,893	54,982
Marketing and advertising	27,553	25,946	53,859	50,874
Repairs and maintenance	17,518	16,314	34,495	32,666
Energy	15,426	14,106	31,594	28,708
Taxes, insurance and lease expense	32,524	29,628	63,341	59,543

Total other property related costs	122,427	113,868	241,182	226,773
Management and franchise fees	16,887	15,863	31,687	30,179

Hotel operating expenses	$250,417	$236,536	$485,705	$463,211

Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$285,630	$268,943	$555,717	$527,456
Corporate expenses	(4,728)	(4,380)	(9,269)	(7,742)
Depreciation	(30,485)	(28,027)	(60,093)	(56,503)
Asset disposition costs	—	—	(650)	—

Hotel operating expenses	$250,417	$236,536	$485,705	$463,211

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$100,618	$97,084	$196,571	$189,629

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.
FFO and EBITDA
     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.
EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.
•	Gains and losses related to early extinguishment of debt and interest rate swaps — We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

•	Impairment losses — We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle — Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.
     In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses on the disposition of non-hotel related assets.
Hotel Operating Profit and Operating Margin
     Hotel operating profit and operating margin are commonly used measures of performance in the hotel industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin is useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, using these measures facilitate comparisons with other hotel REITs and hotel owners. We present hotel operating profit and hotel operating margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization, even though depreciation and amortization are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assumes that the value of real estate assets diminishes predictably over time, accurately reflect an adjustment in the value of our assets.
Use and Limitations of Non-GAAP Measures
     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA and Same-Store EBITDA to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same-Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation. We use hotel operating margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.
     The use of these non-GAAP financial measures have certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation, interest and capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Non-GAAP Financial Measures (continued)
     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Debt Summary
(dollars in thousands)
Debt Outstanding

	Encumbered	Interest Rate at		Maturity	Consolidated
	Hotels	June 30, 2005		Date	Debt
Promissory note	none	5.14		June 2016	$650
Senior unsecured term notes	none	7.63		October 2007	122,892
Senior unsecured term notes	none	9.00		June 2011	298,535
Senior unsecured term notes	none	7.79	(a)	June 2011	290,000

Total unsecured debt		8.27			712,077

Mortgage debt	9 hotels	6.52		July 2009-2014	105,189
Mortgage debt	6 hotels	4.74	(b)	August 2007	85,511
Mortgage debt	10 hotels	5.13	(b)	May 2006	142,905
Mortgage debt	15 hotels	7.24		Nov. 2007	125,779
Mortgage debt	7 hotels	7.32		April 2009	128,966
Mortgage debt	6 hotels	7.55		June 2009	67,306
Mortgage debt	8 hotels	8.70		May 2010	174,066
Mortgage debt	7 hotels	8.73		May 2010	134,660
Mortgage debt	1 hotel	5.81		August 2008	15,500
Mortgage debt	1 hotel	7.23		October 2005	10,189
Mortgage debt	3 hotels	7.48		April 2011	25,022 (c)
Mortgage debt	1 hotel	7.91		December 2007	10,585
Other	1 hotel	9.17		August 2011	5,665

Total secured debt	75 hotels	7.25			1,031,343

Total		7.66%			$1,743,420

(a)	The stated interest rate on this debt is LIBOR (3.53% at June 30, 2005) plus 4.25%. We have swapped $100 million of this floating rate debt for a fixed rate of 7.80%. The resulting weighted average rate on these notes was 7.79% at June 30, 2005.

(b)	This debt has two, one-year extension options, subject to certain contingencies.

(c)	$22 million of this debt was extinguished in July upon the surrender of the two hotels to their non-recourse mortgage holder. The remainder of this debt is expected to be extinguished in the third quarter upon the surrender of the remaining hotel to its non-recourse mortgage holder.

Fixed interest rate debt to total debt	74.6%
Weighted average maturity of debt	5 years
Secured debt to total assets	31.3%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Debt Summary (continued)
At June 30, 2005, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured		Unsecured
Year	Debt		Debt	Total
2005	$21,212	(a)	$—	$21,212
2006	160,797	(b)	—	160,797
2007	148,383		125,000	273,383
2008	33,946		—	33,946
2009 and thereafter	667,382		590,650	1,258,032
Premium/(discount)	(377)		(3,573)	(3,950)

Total debt	$1,031,343		$712,077	$1,743,420

(a)	Includes a $10.2 million of a non-recourse mortgage note that matures in October 2005.

(b)	Included is a $145 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options, subject to certain contingencies.
     At June 30, 2005, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 19 hotels. These ventures had approximately $208 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $104 million.
Financing transactions in 2005:
     On April 8, 2005, we completed the issuance of 5.4 million depositary shares representing our 8% Series C preferred stock, with gross proceeds of $135 million. The gross proceeds were used to redeem a like number of depositary shares representing our 9% Series B preferred stock. In the second quarter we recorded a reduction in net income available to common stockholders of $5 million for the original issuance cost of the preferred shares redeemed. This transaction will reduce preferred dividends by approximately $1.4 million annually to $39 million. Following the redemption, we had approximately $34 million of our Series B preferred stock outstanding.
     In July 2005, we made the initial draw of $3.8 million on our $69.8 million recourse construction loan, for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. The interest on this facility is currently based on LIBOR plus 225 basis points and will be capitalized as part of the cost of the project. The interest rate may be reduced to LIBOR plus 200 basis points when the project is 55% complete and upon satisfaction of certain other requirements. The facility matures in the fourth quarter of 2007.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

PORTFOLIO DATA
Portfolio Distribution at June 30, 2005
(130 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2004 Hotel
Brand	Hotels	Rooms	Total Rooms	Operating Profit(a)
Embassy Suites Hotel	55	13,925	37%	52%
Holiday Inn-branded	36	12,221	32	22
Sheraton-branded	10	3,269	9	10
Doubletree-branded	10	2,206	6	6
Crowne Plaza	12	4,025	11	5
Other	7	1,811	5	5

			% of	% of 2004 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Atlanta	10	3,061	8%	9%
Dallas	12	3,586	10	5
Los Angeles Area	6	1,435	4	5
Orlando	6	2,219	6	5
Boca Raton/Ft. Lauderdale	4	1,118	3	4
New Orleans	2	746	2	4
Minneapolis	4	955	3	4
Philadelphia	3	1,174	3	3
San Diego	1	600	2	3
Phoenix	3	798	2	3
San Antonio	4	1,189	3	3
Northern New Jersery	3	759	2	3
Chicago	4	1,239	3	3
San Francisco Bay Area	8	2,690	7	3
Houston	4	1,403	4	3
Washington DC	1	437	1	3

			% of	% of 2004 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
California	19	5,536	15%	16%
Texas	26	7,515	20	14
Florida	16	5,343	14	12
Georgia	12	3,415	9	9

			% of	% of 2004 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	58	14,743	39%	39%
Urban	31	10,069	27	27
Airport	26	8,183	22	22
Resort	13	4,044	11	12
Interstate	2	418	1	0

			% of	% of 2004 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	68	16,791	45%	59%
Full service	37	12,385	33	23
Upscale	23	7,843	21	17
Limited service	2	438	1	1

(a) Hotel operating profit is more fully described on page 13 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Detailed Operating Statistics by Brand
(130 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	%Variance	2005	2004	% Variance
Embassy Suites Hotels	76.5	72.6	5.3	73.7	71.2	3.6
Holiday Inn-branded hotels	70.6	69.1	2.2	66.8	65.7	1.7
Sheraton-branded hotels	67.3	66.0	2.0	64.5	65.0	(0.8)
Doubletree-branded hotels	72.2	70.1	3.1	68.7	69.4	(1.0)
Crowne Plaza hotels	70.1	65.2	7.6	66.8	63.4	5.3
Other hotels	61.6	64.5	(4.5)	59.2	59.4	(0.3)

Total hotels	72.1	69.5	3.7	68.9	67.4	2.3

	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	121.15	117.39	3.2	123.54	118.31	4.4
Holiday Inn-branded hotels	88.75	83.31	6.5	86.75	82.28	5.4
Sheraton-branded hotels	111.02	96.82	14.7	109.48	97.19	12.6
Doubletree-branded hotels	110.96	105.10	5.6	112.28	104.45	7.5
Crowne Plaza hotels	101.57	96.44	5.3	97.22	92.79	4.8
Other hotels	102.73	95.57	7.5	97.32	91.44	6.4

Total hotels	106.57	100.83	5.7	106.27	100.50	5.7

	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	92.63	85.23	8.7	91.08	84.22	8.1
Holiday Inn-branded hotels	62.65	57.56	8.8	57.95	54.07	7.2
Sheraton-branded hotels	77.87	63.10	23.4	73.11	61.63	18.6
Doubletree-branded hotels	74.65	69.36	7.6	72.43	67.94	6.6
Crowne Plaza hotels	73.35	67.58	8.5	66.75	64.35	3.7
Other hotels	63.29	61.64	2.7	57.63	54.32	6.1

Total hotels	76.83	70.12	9.6	73.23	67.69	8.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Detailed Operating Statistics for FelCor’s Top Markets
(130 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	71.0	67.5	5.2	70.9	67.5	4.9
Dallas	51.4	53.5	(3.9)	52.3	52.9	(1.1)
Los Angeles Area	75.4	71.9	5.0	73.4	72.4	1.3
Orlando	75.3	79.3	(5.0)	77.6	77.6	0.0
Boca Raton/Ft. Lauderdale	80.3	77.0	4.3	85.2	82.0	4.0
New Orleans	73.5	75.5	(2.7)	73.7	70.8	4.0
Minneapolis	75.5	69.4	8.8	70.5	66.0	6.8
Philadelphia	81.4	72.8	11.7	71.1	64.5	10.2
San Diego	84.0	83.3	0.9	82.8	84.8	(2.4)
Phoenix	74.9	71.8	4.3	78.1	76.5	2.1
San Antonio	81.7	72.7	12.4	75.6	71.0	6.5
Northern New Jersey	77.1	71.1	8.4	71.1	68.0	4.6
Chicago	80.9	76.4	5.8	71.2	69.3	2.8
San Francisco Bay Area	72.9	67.5	8.0	67.6	64.6	4.6
Houston	73.1	72.0	1.5	71.2	72.8	(2.3)
Washington DC	83.0	78.5	5.8	75.1	74.4	1.0

	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	91.09	86.04	5.9	91.12	87.53	4.1
Dallas	94.11	90.60	3.9	94.84	90.74	4.5
Los Angeles Area	117.32	111.17	5.5	115.94	109.28	6.1
Orlando	83.64	75.20	11.2	89.44	79.41	12.6
Boca Raton/Ft. Lauderdale	120.37	107.17	12.3	141.19	124.07	13.8
New Orleans	135.87	144.35	(5.9)	141.58	145.94	(3.0)
Minneapolis	123.75	123.37	0.3	123.30	121.97	1.1
Philadelphia	124.08	110.20	12.6	114.94	104.08	10.4
San Diego	138.43	124.69	11.0	130.74	119.72	9.2
Phoenix	111.95	101.45	10.3	129.83	120.55	7.7
San Antonio	91.24	87.15	4.7	88.85	86.08	3.2
Northern New Jersey	139.54	136.78	2.0	136.97	135.52	1.1
Chicago	120.46	108.45	11.1	110.18	102.09	7.9
San Francisco Bay Area	114.74	114.24	0.4	112.88	111.28	1.4
Houston	72.65	67.98	6.9	71.37	71.11	0.4
Washington DC	147.80	127.60	15.8	147.86	126.82	16.6

	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	64.67	58.04	11.4	64.57	59.11	9.2
Dallas	48.38	48.46	(0.2)	49.63	48.03	3.3
Los Angeles Area	88.51	79.88	10.8	85.08	79.12	7.5
Orlando	63.02	59.65	5.7	69.45	61.64	12.7
Boca Raton/Ft. Lauderdale	96.71	82.54	17.2	120.33	101.72	18.3
New Orleans	99.82	109.04	(8.5)	104.36	103.39	0.9
Minneapolis	93.43	85.62	9.1	86.93	80.52	8.0
Philadelphia	100.97	80.25	25.8	81.71	67.13	21.7
San Diego	116.35	103.87	12.0	108.23	101.58	6.6
Phoenix	83.87	72.86	15.1	101.46	92.24	10.0
San Antonio	74.58	63.39	17.6	67.20	61.13	9.9
Northern New Jersey	107.52	97.21	10.6	97.42	92.19	5.7
Chicago	97.45	82.91	17.5	78.48	70.77	10.9
San Francisco Bay Area	83.64	77.10	8.5	76.31	71.91	6.1
Houston	53.07	48.93	8.5	50.80	51.78	(1.9)
Washington DC	122.75	100.11	22.6	111.10	94.36	17.7

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)
Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2002:
First Quarter	(11.2)	(7.8)	(18.2)

Second Quarter	(5.1)	(6.3)	(11.1)

Third Quarter	2.4	(4.8)	(2.4)

Fourth Quarter	4.4	(1.3)	3.1

Year 2002	(2.8)	(5.5)	(8.1)

2003:
First Quarter	(1.2)	(4.1)	(5.3)

Second Quarter	(3.0)	(4.8)	(7.6)

Third Quarter	0.3	(2.7)	(2.4)

Fourth Quarter	0.6	(2.3)	(1.7)

Year 2003	(0.6)	(3.8)	(4.4)

2004:
First Quarter	5.2	(0.7)	4.4

Second Quarter	5.5	1.7	7.3

Third Quarter	1.9	2.7	4.6

Fourth Quarter	0.9	2.9	3.9

Year 2004	3.1	1.7	4.9

2005:
January	1.9	5.1	7.1
February	0.8	6.2	7.0
March	0.4	5.2	5.7

First Quarter	1.0	5.6	6.7

April	6.3	5.4	12.0
May	2.1	6.2	8.5
June	2.6	5.5	8.3

Second Quarter	3.7	5.7	9.6

Estimated July 2005			8.0

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Information
Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	June 30, 2005
Consolidated hotels in continuing operations(a)	133	38,128
Hotels held for sale	2	519
Unconsolidated hotel operations	5	761

Total hotels owned	140	39,408
50% and 51% joint ventures	22	(2,744)
60% joint ventures	2	(390)
75% joint ventures	1	(55)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(3,347)

Pro rata share of rooms owned		36,061

(a)	Three limited service hotels have been excluded from the operating statistics on pages 17 - 19 of this supplemental information. Two of these hotels were surrendered to their non-recourse mortgage lender in July 2005, and the final hotel is expected to be surrendered in the third quarter of 2005. Under generally accepted accounting principles, hotels to be disposed of other than by sale are to be included in continuing operations until the actual disposition date.
Capital Expenditures (dollars in thousands)

	Three Months Ended	Six Months Ended	Year Ended
	June 30, 2005	June 30, 2005	December 31, 2004
Consolidated hotels:
Improvements and additions to hotels	24,042	50,037	95,833
% of total revenue	7.2%	7.9%	7.6%

Unconsolidated hotels (pro rata share):
Improvements and additions to hotels	2,773	5,645	6,359
% of total revenue	6.6%	7.3%	4.3%
     As of June 30, 2005, we have incurred $6.5 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Information (continued)
Sale Hotels
     At June 30, 2005, we included in continuing operations 13 hotels that we are actively marketing for sale. The composition, by brand, of the 13 sale hotels is as follows: Holiday Inn-branded (8), Doubletree branded (2) Embassy Suites Hotel (2), and Hampton Inn (1).
Operating statistics for our consolidated portfolio of 130 hotels included in continuing operations:

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Variance	2005	2004	% Variance
Consolidated in Continuing Operations (130 hotels)
Occupancy (%)	72.1	69.5	3.7	68.9	67.4	2.3
ADR ($)	106.57	100.83	5.7	106.27	100.50	5.7
RevPAR ($)	76.83	70.12	9.6	73.23	67.69	8.2

Sale Hotels (13 hotels)
Occupancy (%)	64.1	62.4	2.8	61.1	59.0	3.7
ADR ($)	77.25	72.67	6.3	75.65	71.78	5.4
RevPAR ($)	49.54	45.32	9.3	46.25	42.33	9.3

Core Hotels (117 hotels)
Occupancy (%)	73.0	70.3	3.8	69.8	68.3	2.2
ADR ($)	109.39	103.55	5.6	109.20	103.21	5.8
RevPAR ($)	79.82	72.83	9.6	76.19	70.46	8.1
For the quarter and six months ended June 30, 2005, the hotel operating margins for the Core Hotels were 23% and 22%, respectively, while the operating margins for the Sale Hotels were 19% and 15%, respectively.
Portfolio Changes in 2005
Dispositions:
•	In January 2005 we disposed of the 191-room Holiday Inn in Salt Lake City, Utah, for gross proceeds of $1.2 million.

•	In April 2005 we disposed of the 181-room Olive Branch Whispering Woods Hotel and Conference Center for gross proceeds of $9.0 million.

•	In May 2005 we disposed of the 216-room Holiday Inn and the 110-room Holiday Inn Express in Moline, Illinois, for gross proceeds of $3.3 million.

•	In May and June 2005, five limited service hotels owned by a consolidated joint venture were surrendered to their non-recourse mortgage holders. Two of the remaining three hotels were surrendered to their non-recourse mortgage holder in July. The remaining hotel is expected to be surrendered in the third quarter.

•	In July 2005, we disposed of the 222-room Holiday Inn in Jackson, Mississippi, for gross proceeds of $3.1 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Information (continued)
Portfolio Changes in 2004
Acquisitions:
•	In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel. This hotel is classified as an upscale hotel by STR because of the high room rates charged in this market.
Dispositions:
•	In 2004 we sold 17 non-strategic hotels for gross proceeds of approximately $157 million.
•	On June 30, 2004, we transferred our leasehold interest in the San Francisco Holiday Inn Select Downtown & Spa to the lessor.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Listing
(as of June 30, 2005)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations

Birmingham(b)	AL	242		Embassy Suites Hotel
Montgomery — East I-85(b)	AL	210		Holiday Inn
Phoenix — Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Scottsdale/Downtown(b)(c)	AZ	218	51%	Fairfield Inn
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point — Doheny Beach	CA	195		Doubletree Guest Suites
Irvine — Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles — Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles — Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Los Angeles — El Segundo — International Airport - South	CA	349	97%	Embassy Suites Hotel
Milpitas — Silicon Valley(b)	CA	266		Embassy Suites Hotel
Milpitas — San Jose-North (Milpitas — Silicon Valley)	CA	305		Crowne Plaza
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard — Mandalay Beach Resort & Conference Center(b)	CA	248		Embassy Suites Hotel
Palm Desert — Palm Desert Resort(b)	CA	198		Embassy Suites Hotel
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego — On the Bay	CA	600		Holiday Inn
San Francisco — Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco — South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco — Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco — Union Square	CA	403		Crowne Plaza
San Rafael — Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara — Goleta(b)	CA	160		Holiday Inn
Santa Monica — Beach at the Pier	CA	132		Holiday Inn
Denver — Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach — Oceanfront	FL	500		Holiday Inn
Deerfield Beach — Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale — 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale — Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville — Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami — International Airport(b)	FL	316		Embassy Suites Hotel
Miami — International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando — International Airport(b)	FL	288		Holiday Inn Select
Orlando — International Drive — Resort(b)	FL	651		Holiday Inn
Orlando — International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando - Nikki Bird (Maingate — Walt Disney World Area)	FL	530		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Listing
(as of June 30, 2005)

	State	Rooms	% Owned(a)	Brand
Orlando — (North)	FL	277		Embassy Suites Hotel
Orlando — Walt Disney World Resort(b)	FL	229		Doubletree Guest Suites
Tampa — Busch Gardens	FL	406		Holiday Inn
Tampa — On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta — Airport(b)	GA	378		Crowne Plaza
Atlanta — Airport(b)	GA	233		Embassy Suites Hotel
Atlanta — Airport-North(b)	GA	493		Holiday Inn
Atlanta — Buckhead(b)	GA	317		Embassy Suites Hotel
Atlanta — Downtown(b)(d)	GA	211	51%	Courtyard by Marriott
Atlanta — Downtown(b)(d)	GA	242	51%	Fairfield Inn
Atlanta — Galleria(b)	GA	278		Sheraton Suites
Atlanta — Gateway — Atlanta Airport	GA	395		Sheraton
Atlanta — Perimeter — Dunwoody(b)	GA	250		Holiday Inn Select
Atlanta — Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Atlanta — Powers Ferry(b)	GA	296		Crowne Plaza
Atlanta — South (I-75 & US 41) (b)	GA	180		Holiday Inn
Brunswick(b)	GA	130		Embassy Suites Hotel
Columbus — North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Davenport	IA	288		Holiday Inn
Chicago — The Allerton	IL	443		Crowne Plaza
Chicago — Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago — Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Indianapolis — North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City — Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington(b)	KY	155		Sheraton Suites
Lexington — Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans — French Quarter(b)	LA	374		Holiday Inn
Boston — Government Center	MA	303		Holiday Inn Select
Boston — Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore — BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Troy — North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis — Airport(b)	MN	310		Embassy Suites Hotel
Minneapolis — Downtown	MN	216		Embassy Suites Hotel
St. Paul — Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City — NE I-435 North (At Worlds of Fun)(b)	MO	165		Holiday Inn
Kansas City — Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh — Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Omaha — Central	NE	187		Doubletree Guest Suites
Omaha — Central	NE	129		Hampton Inn
Omaha — Central (I-80)	NE	383		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Listing
(as of June 30, 2005)

	State	Rooms	% Owned(a)	Brand
Omaha — Old Mill(b)	NE	223		Crowne Plaza
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway — Somerset(b)	NJ	224		Embassy Suites Hotel
Secaucus — Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Cleveland — Downtown	OH	268		Embassy Suites Hotel
Tulsa — I-44(b)	OK	244		Embassy Suites Hotel
Philadelphia — Center City	PA	445		Crowne Plaza
Philadelphia — Historic District(b)	PA	364		Holiday Inn
Philadelphia — Society Hill(b)	PA	365		Sheraton
Pittsburgh — At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston — Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach — At Kingston Plantation	SC	255		Embassy Suites Hotel
Myrtle Beach Resort	SC	385		Hilton
Knoxville — Central At Papermill Road(b)	TN	240		Holiday Inn
Nashville — Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville — Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo — I-40	TX	248		Holiday Inn
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin — North(b)	TX	260	50%	Embassy Suites Hotel
Austin — Town Lake (Downtown Area)(b)	TX	320		Holiday Inn
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas	TX	295		Crowne Plaza Suites
Dallas — At Campbell Centre	TX	300	90%	Doubletree
Dallas — Dallas Park Central	TX	114		Staybridge Suites
Dallas — DFW International Airport-North(b)	TX	164		Harvey Suites
Dallas — DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas — Love Field(b)	TX	248		Embassy Suites Hotel
Dallas — Market Center(b)	TX	354		Crowne Plaza
Dallas — Market Center(b)	TX	244		Embassy Suites Hotel
Dallas — Park Central	TX	438	60%	Sheraton
Dallas — Park Central	TX	536	60%	Westin
Dallas — Park Central Area(b)	TX	279		Embassy Suites Hotel
Dallas — West End/Convention Center	TX	309		Hampton Inn
Houston — Greenway Plaza Area(b)	TX	355		Holiday Inn Select
Houston — I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston — Intercontinental Airport(b)	TX	415		Holiday Inn
Houston — Medical Center(b)	TX	284		Holiday Inn & Suites
San Antonio — Downtown (Market Square)	TX	315		Holiday Inn
San Antonio — International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio — International Airport(b)	TX	397		Holiday Inn Select
San Antonio — N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Waco — I-35	TX	170		Holiday Inn
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna — At Tysons Corner(b)	VA	437	50%	Sheraton

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2005

Hotel Portfolio Listing
(as of June 30, 2005)

	State	Rooms	% Owned(a)	Brand
Canada
Toronto — Airport	Ontario	445		Holiday Inn Select
Toronto — Yorkdale	Ontario	370		Holiday Inn

Hotel Held for Sale
St. Louis — Downtown	MO	297		Embassy Suites Hotel
Jackson — North (e)	MS	222		Holiday Inn & Suites

Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina — I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans — Chateau LeMoyne (In French
Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

(c)	We currently expect to surrender this hotel to the non-recourse debt holder in the third quarter 2005.

(d)	We surrendered this hotel to the non-recourse debt holder in July 2005.

(e)	This hotel was sold in July 2005.